UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 20, 2016

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K/A (the “Amendment No. 2”) amends the Current Report on Form 8-K/A filed on December 13, 2016 (“Amendment No. 1”) by Callon Petroleum Company (the “Company”). The Company is filing this Amendment No. 2 to include the signature of BDO USA, LLP to its report (the “Report”) relating to the audited statement of revenues and direct operating expenses associated with the oil and natural gas properties acquired by the Company from Plymouth Petroleum, LLC and additional sellers that exercised their “tag-along” rights, included in Exhibit 99.1 of this Amendment No. 2. Such signature was inadvertently omitted from the Report contained in Amendment No. 1.

Except as described above, no other changes have been made to Amendment No. 1. Amendment No. 1 continues to speak as of the date of Amendment No. 1, and the Company has not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to the filing of Amendment No. 1. Accordingly, this Amendment No. 2 should be read in conjunction with Amendment No. 1 and the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on September 6, 2016 and October 25, 2016.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited Statement of Revenues and Direct Operating Expenses of the Acquired Properties for the year ended December 31, 2015 and Unaudited Statement of Revenues and Direct Operating Expenses of the Acquired Properties for the nine months ended September 30, 2016, are attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

Unaudited Pro Forma Consolidated Financial Statements of the Company as of September 30, 2016 and for the year ended December 31, 2015 and for the nine months ended September 30, 2016, are attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Title of Document

23.1	Consent of BDO USA, LLP

99.1	Audited and Unaudited Statement of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Consolidated Financial Statements*

*	Previously filed with Amendment No. 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

December 13, 2016	By:	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Title of Document

23.1	Consent of BDO USA, LLP

99.1	Audited and Unaudited Statement of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Consolidated Financial Statements*

*	Previously filed with Amendment No. 1.